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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2007

Summer Infant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51228	20-1994619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

582 Great Road, North Smithfield, Rhode Island	02896
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 334-9966

KBL Healthcare Acquisition Corp. II

757 Third Avenue, 21st Floor

New York, New York 10017

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01	Other Events.

On May 7, 2007, Summer Infant, Inc. (“Summer”) announced the financial results of its first quarter ending March 31, 2007. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibits.

Exhibit	Description

99.1	Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2007

SUMMER INFANT, INC.

	By:	/s/ Marlene Krauss
	Name:	Marlene Krauss
	Title:	Chairman of the Board

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